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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


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                      DATE OF REPORT:  JANUARY 10, 1996


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                      HUNTINGTON BANCSHARES INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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   Maryland                 0-2525                              31-0724920
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(STATE OR OTHER        (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                               Huntington Center
                             41 South High Street
                             Columbus, Ohio 43287
                                (614) 480-8300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

        On January 10, 1996, Huntington Bancshares Incorporated issued a news release announcing its earnings for the fourth quarter and year ended December 31, 1995. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

        Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated
                      January 10, 1996.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HUNTINGTON BANCSHARES INCORPORATED


Date:    January 12, 1996                     By:  /s/ John D. Van Fleet
                                                ------------------------------
                                                John D. Van Fleet
                                                Senior Vice President and
                                                Corporate Controller